[BRAMWELL FUNDS LOGO]

                                Quarterly Report
                                 March 31, 2005

                              BRAMWELL GROWTH FUND
                              BRAMWELL FOCUS FUND


                            "FOCUSED ON THE FUTURE,
                              GUIDED BY THE PAST"

                            The Bramwell Funds, Inc.
                                 1-800-BRAMCAP
                                 1-800-272-6227
                             WWW.BRAMWELLFUNDS.COM

                                    [PHOTO]
                           ELIZABETH R. BRAMWELL, CFA
                                 PRESIDENT AND
                            CHIEF INVESTMENT OFFICER

DEAR FELLOW SHAREHOLDERS:

INVESTMENT RESULTS - QUARTER ENDED MARCH 31, 2005

The S&P 500/R Stock Index declined broadly by (2.15)% in the quarter. The major exception was the energy sector which rose some 17%. The BRAMWELL GROWTH FUND declined (2.37)% to $19.39 net asset value per share and the FOCUS FUND declined (6.29)% to $9.23 net asset value per share with the variance resulting from differing individual weightings in the portfolios. Value stocks continued to outperform growth stocks although financial metrics narrowed. In the 12-month period ended March 31st, the Growth Fund rose 2.32% and the Focus Fund rose 1.54% while the S&P 500/R Stock Index increased 6.69%. See tables for further historical performance.

Both the Growth and Focus Funds received 4-Star Overall Morningstar Ratings/TM (****) in the U.S.-domiciled Large Growth category as of March 31, 2005. They also each received 3 stars for the 3-year and 4 stars for the 5-year periods when rated against 1,056 and 779 Large Growth funds, respectively. The Growth Fund also received 4 stars for the 10-year period when rated against 262 Large Growth funds.(a)

COMMENTARY

The equity markets pulled back in the March quarter even though GDP growth and corporate profit expansion were solid, employment and dividend payouts increased and inflation was muted despite higher energy prices. Although short-term rates rose in response to a higher Federal Funds rate, long-term rates did not rise as much as anticipated.

Industries that did particularly well for the Growth Fund were energy and retailing. Top performing stocks were J.C. Penney, Walgreen, ExxonMobil, Patterson-UTI and Praxair. Underperforming stocks were Computer Sciences, Dell and Avaya.

Industries that did well for the Focus Fund were retailing and food products. Top performing stocks were J.C. Penney, Chicago Bridge and Iron and ITT Industries. Underperforming stocks were Cree and Computer Sciences.

OUTLOOK

Our outlook for the economy remains largely the same as at the end of the December quarter. Although we expect economic growth to decelerate in 2005 given the lagged impact of higher energy prices, nevertheless, we expect economic growth to continue at a healthy and sustainable 2.5-3.0% rate. We expect some 9% growth in S&P 500/R Stock Index operating earnings per share and for stronger corporate spending to offset any slower consumer spending.

Inflation is expected to stay low given competition and continued productivity gains. Currently, companies are passing through higher raw material costs, but we believe that this is more a one-time adjustment than a continuing process. We expect corporate managements to hire and invest in plant and equipment at a non-inflationary pay-as-you-go rate. Stabilization or reversal of a declining dollar and/or receding risk premium for oil would restrain inflation further.

(a) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating/TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating/TM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating/TM metrics. Morningstar ratings are proprietary and are not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. C/2005 Morningstar, Inc. All Rights Reserved.

We expect short-term interest rates to rise somewhat further over the next few months from the current 2.75% for the Fed Funds rate, but we do not expect long-term rates to move proportionately as much. We believe that Federal Reserve tightening is designed to deter speculative activity but not to deter economic growth.

We anticipate more emphasis to be placed on total return, i.e., capital gains plus dividends, especially with favorable federal tax rates at 15% on long-term capital gains and dividends. With corporate balance sheets flush with cash, more stock repurchases and higher dividend payouts are expected.

We believe that the rising standard of living in emerging markets such as in China, India and Eastern Europe and the expansion of global trade are key investment themes going forward. Demand for basic materials, technology, consumer and industrial goods and financial services should all increase for many years to come.

We believe that American companies with global operations, intellectual capital and financial strength are well positioned to grow in expanding emerging markets. Many U.S. companies already derive more than 50% of their sales outside the United States, and we expect this percentage to rise significantly higher over time given that the U.S. population represents only 5% of the global population and that foreign markets are larger and less penetrated and provide potentially greater growth opportunities. Investing in U.S. domiciled companies, many of which are regarded as the best managed in the world, should provide investors with geographic diversification and participation in global growth.

More specifically, we see investment opportunities in increased infrastructure development to support increased global trade. Roads, ports, bridges, power plants and communications stand to benefit. We also believe that rising living standards in emerging markets such as China and India with some 2.3 billion people combined, will lead to increased secular demand for and exploration and production of natural resources. Engineering, basic materials and industrial equipment are expected to have an improved outlook in the next decade compared to the last.

Valuations look attractive with the Growth Fund's portfolio priced at a 19 P/E ratio to 20% estimated growth in 2005 of 0.9 and the Focus Fund's portfolio priced at a 19 P/E ratio to 25% estimated growth in 2005 of 0.8. Also, we believe that corporate and national focus on global growth should begin to tilt investment strategies towards the growth category which has been out of favor since the bubble year of 1999. We appreciate your investment in the Bramwell Funds as part of your personal, long-term investment strategy.

FUND INFORMATION

Further information may be obtained from our Web site WWW.BRAMWELLFUNDS.COM including daily and historic performance as well as monthly top portfolio holdings and quarterly shareholder letters. Further information may also be obtained by calling 1-800-BRAMCAP (1-800-272-6227). The NASDAQ symbol for the Focus Fund is BRFOX and for the Growth Fund, BRGRX.

Equity markets are inherently volatile and investors are encouraged to invest over time to smooth the effects of volatility. To facilitate regular investment programs, an Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request.

Sincerely,

/s/ Elizabeth R. Bramwell, CFA

Elizabeth R. Bramwell, CFA
President and Chief Investment Officer

April 28, 2005

The outlook and opinions expressed above represent the views of the investment adviser as of April 28, 2005. They are subject to change as well as equity positions as market and economic events unfold.

                              BRAMWELL GROWTH FUND
                                 MARCH 31, 2005

The BRAMWELL GROWTH FUND is a no-load, diversified fund that generally invests in a portfolio of 60-90 stocks of companies that the Adviser believes have above-average growth potential.

                            MAJOR INDUSTRY HOLDINGS
                    ----------------------------------------
                    Industrial Products               16.4%
                    Healthcare Products               12.5
                    Retailing                         12.0
                    Energy                            10.2
                    Information Processing Equipment   8.7
                    Financial Services                 5.2
                    Business Services                  4.6
                    Restaurants                        3.9
                    Information Processing Software    3.6
                    Transportation                     3.4
                                                      ------
                    Total                             80.5%

                             MAJOR EQUITY HOLDINGS
                    ----------------------------------------
                    Walgreen                           3.8%
                    Dell                               3.5
                    General Electric                   3.4
                    3M                                 3.2
                    JC Penney                          3.2
                    Medtronic                          3.0
                    ExxonMobil                         2.9
                    Computer Sciences                  2.6
                    Illinois Tool Works                2.4
                    FedEx                              2.3
                                                      ------
                    Total                             30.3%

                    COMPARATIVE INVESTMENT RETURNS (3/31/05)
--------------------------------------------------------------------------------
                      March      One      Three      Five      Ten      Since
                        Q        Year     Years     Years     Years   Inception*
--------------------------------------------------------------------------------
GROWTH
FUND                 (2.37)%     2.32%   (1.27)%   (5.38)%     9.59%    10.04%
S&P 500/R
Stock Index          (2.15)%     6.69%     2.75%   (3.16)%    10.79%    11.21%
Russell 1000/R
Growth Index         (4.09)%     1.16%   (0.69)%  (11.28)%     8.15%     9.03%
*From August 1, 1994.

The Standard & Poor's 500/R Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000/R Growth Index is a market capitalization-weighted index of the 1,000 largest U.S. domiciled companies with higher growth rates and price-to-book ratios.

                              BRAMWELL FOCUS FUND
                                 MARCH 31, 2005

The BRAMWELL FOCUS FUND is a no-load, non-diversified fund with a concentrated portfolio, normally comprised of 20-30 securities, that invests primarily in common stocks of companies that the Adviser believes have above-average growth potential. Because of its concentration, the Focus Fund should be regarded as a more aggressive portfolio than the Growth Fund in that the price movements of a single stock may have a greater positive or negative effect on overall portfolio performance.

                            MAJOR INDUSTRY HOLDINGS
                    Industrial Products               22.0%
                    Healthcare Products               13.9
                    Energy                            10.8
                    Business Services                  8.2
                    Information Processing Equipment   7.5
                                                      ------
                    Total                             62.4%

                             MAJOR EQUITY HOLDINGS
                    ITT Industries                     5.1%
                    Diebold                            4.9
                    JC Penney                          4.7
                    Kyphon                             4.3
                    Peabody Energy                     4.2
                                                      ------
                    Total                             23.2%

                    COMPARATIVE INVESTMENT RETURNS (3/31/05)
--------------------------------------------------------------------------------
                      March      One      Three      Five     Since
                        Q        Year     Years     Years   Inception*
--------------------------------------------------------------------------------
FOCUS FUND           (6.29)%     1.54%   (0.99)%   (5.96)%   (1.33)%
S&P 500/R
Stock Index          (2.15)%     6.69%     2.75%   (3.16)%   (1.11)%
Russell 1000/R
Growth Index         (4.09)%     1.16%   (0.69)%  (11.28)%   (6.74)%

*From October 31, 1999.

The annual expense ratios for both Funds are contractually capped at 1.75% by their adviser through December 31, 2005, after which time, the expense limitations may be terminated or revised. The agreement to cap the expense ratio of the Growth Fund favorably affected performance through June 30, 1997 and has favorably affected the performance of the Focus Fund since inception.

Returns for the Funds include the reinvestment of all dividends and are net of expenses. Returns for periods greater than one year are compound average annual rates of return. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

                              BRAMWELL GROWTH FUND

              PORTFOLIO OF INVESTMENTS - MARCH 31, 2005 (UNAUDITED)

                                                        SHARES    MARKET VALUE
                                                        ------    -------------
COMMON STOCKS - 98.17%

AUTOMOTIVE/HEAVY EQUIPMENT - 2.48%
Caterpillar, Inc.                                       24,000     $2,194,560
Paccar, Inc.                                            33,000      2,388,870
                                                                 ------------
                                                                    4,583,430
                                                                 ------------
BUSINESS SERVICES - 4.64%
Chicago Bridge and Iron Co., NV                         25,500      1,122,765
Computer Sciences Corp.*                               105,000      4,814,250
Jacobs Engineering Group, Inc.*                         25,000      1,298,000
Robert Half International, Inc.                         50,000      1,348,000
                                                                 ------------
                                                                    8,583,015
                                                                 ------------
CHEMICALS/METALS - 2.19%
Huntsman Corp.*                                         20,000        466,400
Praxair, Inc.                                           75,000      3,589,500
                                                                 ------------
                                                                    4,055,900
                                                                 ------------
COMMUNICATIONS - 2.32%
Avaya, Inc.*                                           115,000      1,343,200
Cisco Systems, Inc.*                                   135,000      2,415,150
Nokia OYJ - ADR                                         35,000        540,050
                                                                 ------------
                                                                    4,298,400
                                                                 ------------
CONSUMER PRODUCTS - 2.15%
Procter & Gamble Co.                                    75,000      3,975,000
                                                                 ------------
ELECTRONICS - 1.18%
KLA-Tencor Corp.*                                       10,000        460,100
Linear Technology Corp.                                 25,000        957,750
Texas Instruments, Inc.                                 30,000        764,700
                                                                 ------------
                                                                    2,182,550
                                                                 ------------
ENERGY - 10.15%
Arch Coal, Inc.                                         30,000      1,290,300
Devon Energy Corp.                                      20,000        955,000
EOG Resources, Inc.                                     20,000        974,800
ExxonMobil Corp.                                        90,000      5,364,000
Nabors Industries Ltd.*                                 20,000      1,182,800
Noble Corp.                                             50,000      2,810,500
Patterson-UTI Energy, Inc.                              70,000      1,751,400
Peabody Energy Corp.                                    40,000      1,854,400
Schlumberger Ltd.                                       30,000      2,114,400
St. Mary Land & Exploration Co.                         10,000        500,500
                                                                 ------------
                                                                   18,798,100
                                                                 ------------

                                                        SHARES    MARKET VALUE
                                                        ------    -------------
FINANCIAL SERVICES - 5.20%
American Express Co.                                    70,000     $3,595,900
BlackRock, Inc.                                         10,000        749,300
Chicago Mercantile Exchange                              7,000      1,358,210
Goldman Sachs Group, Inc. (The)                         14,000      1,539,860
Wells Fargo & Co.                                       40,000      2,392,000
                                                                 ------------
                                                                    9,635,270
                                                                 ------------
FOOD PRODUCTS - 3.23%
Archer-Daniels-Midland Co.                              20,000        491,600
Bunge Ltd.                                              35,000      1,885,800
Corn Products International, Inc.                       14,000        363,860
Hershey Foods Corp.                                     20,000      1,209,200
Kellogg Co.                                             15,000        649,050
Martek Biosciences Corp.*                               10,000        581,900
PepsiCo, Inc.                                           15,000        795,450
                                                                 ------------
                                                                    5,976,860
                                                                 ------------
HEALTHCARE PRODUCTS - 12.50%
Amgen, Inc.*                                            35,000      2,037,350
Gilead Sciences, Inc.*                                 108,000      3,866,400
Johnson & Johnson                                       20,000      1,343,200
Kyphon, Inc.*                                           61,000      1,535,370
Medtronic, Inc.                                        110,000      5,604,500
Novartis AG - ADR                                       60,000      2,806,800
Pfizer, Inc.                                            23,000        604,210
Stryker Corp.                                           67,500      3,011,175
Zimmer Holdings, Inc.*                                  30,000      2,334,300
                                                                 ------------
                                                                   23,143,305
                                                                 ------------
HEALTHCARE SERVICES - 1.80%
UnitedHealth Group, Inc.                                35,000      3,338,300
                                                                 ------------
INDUSTRIAL PRODUCTS - 16.42%
3M                                                      70,000      5,998,300
Donaldson Co., Inc.                                     45,000      1,452,600
Emerson Electric Co.                                    45,000      2,921,850
General Electric Co.                                   175,000      6,310,500
Illinois Tool Works, Inc.                               50,000      4,476,500
Ingersoll-Rand Co.                                      21,000      1,672,650
ITT Industries, Inc.                                    35,000      3,158,400
Molex, Inc., Class A*                                   30,481        719,352
Parker-Hannifin Corp.                                   30,000      1,827,600
Tyco International Ltd.                                 55,000      1,859,000
                                                                 ------------
                                                                   30,396,752
                                                                 ------------

                                                        SHARES    MARKET VALUE
                                                        ------    -------------
INFORMATION PROCESSING
  EQUIPMENT - 8.69%
Dell Inc.*                                             170,000     $6,531,400
Diebold, Inc.                                           65,000      3,565,250
EMC Corp.*                                             190,000      2,340,800
International Business
  Machines Corp.                                        32,000      2,924,160
Zebra Technologies Corp.*                               15,500        736,095
                                                                 ------------
                                                                   16,097,705
                                                                 ------------
INFORMATION PROCESSING
  SOFTWARE - 3.63%
Microsoft Corp.                                        135,000      3,262,950
Oracle Corp.*                                           85,000      1,060,800
SAP AG - ADR                                            60,000      2,404,800
                                                                 ------------
                                                                    6,728,550
                                                                 ------------
LEISURE TIME - 2.18%
Brunswick Corp.                                         40,000      1,874,000
Carnival Corp.                                          20,000      1,036,200
Royal Caribbean Cruises Ltd.                            25,000      1,117,250
                                                                 ------------
                                                                    4,027,450
                                                                 ------------
RESTAURANTS - 3.95%
Applebee's International, Inc.                          50,000      1,378,000
Cheesecake Factory, Inc.*                               50,000      1,772,500
Domino's Pizza, Inc.                                    45,000        841,050
McDonald's Corp.                                        40,000      1,245,600
Yum! Brands, Inc.                                       40,000      2,072,400
                                                                 ------------
                                                                    7,309,550
                                                                 ------------
RETAILING - 12.01%
Coach, Inc.*                                            30,000      1,698,900
Home Depot, Inc.                                        50,000      1,912,000
J.C. Penney Co., Inc.                                  115,000      5,970,800
Lowe's Companies, Inc.                                  15,000        856,350
Staples, Inc.                                           20,000        628,600
Tiffany & Co.                                           45,000      1,553,400
Wal-Mart Stores, Inc.                                   50,000      2,505,500
Walgreen Co.                                           160,000      7,107,200
                                                                 ------------
                                                                   22,232,750
                                                                 ------------

                                                        SHARES    MARKET VALUE
                                                        ------    -------------
TRANSPORTATION - 3.45%
Canadian Pacific Railway Ltd.                           20,000       $719,400
FedEx Corp.                                             45,000      4,227,750
United Parcel Service, Inc.                             19,800      1,440,252
                                                                 ------------
                                                                    6,387,402
                                                                 ------------
TOTAL COMMON STOCKS
(Cost $140,700,424)                                               181,750,289
                                                                 ------------

                                                    PRINCIPAL
                                                     AMOUNT
                                                    ---------

VARIABLE RATE
DEMAND NOTE - 1.14%
U.S. Bancorp, 2.60%                                 $2,119,000      2,119,000
                                                                 ------------
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $2,119,000)                                                   2,119,000
                                                                 ------------
TOTAL INVESTMENTS - 99.31%
(Cost $142,819,424)                                               183,869,289
OTHER ASSETS LESS LIABILITIES - 0.69%                               1,273,959
                                                                 ------------
NET ASSETS - 100.00%
(9,550,499 shares outstanding)                                   $185,143,248
                                                                 ============
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                             $19.39
                                                                 ============
* Non-income producing security

                              BRAMWELL FOCUS FUND

              PORTFOLIO OF INVESTMENTS - MARCH 31, 2005 (UNAUDITED)

                                                        SHARES    MARKET VALUE
                                                        ------    -------------
COMMON STOCKS - 97.22%

AUTOMOTIVE/HEAVY EQUIPMENT - 5.54%
Caterpillar, Inc.                                        3,000       $274,320
Paccar, Inc.                                             3,000        217,170
                                                                 ------------
                                                                      491,490
                                                                 ------------
BUSINESS SERVICES - 8.22%
Computer Sciences Corp.*                                 5,000        229,250
Jacobs Engineering Group, Inc.*                          6,000        311,520
Robert Half International, Inc.                          7,000        188,720
                                                                 ------------
                                                                      729,490
                                                                 ------------
COMMUNICATIONS - 2.02%
Cisco Systems, Inc.*                                    10,000        178,900
                                                                 ------------
ENERGY - 10.80%
Noble Corp.                                              6,000        337,260
Patterson-UTI Energy, Inc.                              10,000        250,200
Peabody Energy Corp.                                     8,000        370,880
                                                                 ------------
                                                                      958,340
                                                                 ------------
FINANCIAL SERVICES - 3.72%
Goldman Sachs Group, Inc. (The)                          3,000        329,970
                                                                 ------------
HEALTHCARE PRODUCTS - 13.88%
Gilead Sciences, Inc.*                                   8,000        286,400
Kyphon, Inc.*                                           15,000        377,550
Medtronic, Inc.                                          5,000        254,750
Stryker Corp.                                            7,000        312,270
                                                                 ------------
                                                                    1,230,970
                                                                 ------------
INDUSTRIAL PRODUCTS - 21.98%
3M                                                       3,000        257,070
Emerson Electric Co.                                     5,000        324,650
General Electric Co.                                     8,000        288,480
Illinois Tool Works, Inc.                                4,000        358,120
ITT Industries, Inc.                                     5,000        451,200
Tyco International Ltd.                                  8,000        270,400
                                                                 ------------
                                                                    1,949,920
                                                                 ------------
INFORMATION PROCESSING
  EQUIPMENT - 7.54%
Dell Inc.*                                               6,000        230,520
Diebold, Inc.                                            8,000        438,800
                                                                 ------------
                                                                      669,320
                                                                 ------------

                                                        SHARES    MARKET VALUE
                                                        ------    -------------
INFORMATION PROCESSING
  SOFTWARE - 4.59%
Oracle Corp.*                                           15,000       $187,200
SAP AG - ADR                                             5,500        220,440
                                                                 ------------
                                                                      407,640
                                                                 ------------
LEISURE TIME - 5.69%
Brunswick Corp.                                          6,000        281,100
Royal Caribbean Cruises Ltd.                             5,000        223,450
                                                                 ------------
                                                                      504,550
                                                                 ------------
RESTAURANTS - 5.72%
Cheesecake Factory, Inc.*                                7,000        248,150
Yum! Brands, Inc.                                        5,000        259,050
                                                                 ------------
                                                                      507,200
                                                                 ------------
RETAILING - 7.52%
J.C. Penney Co., Inc.                                    8,000        415,360
Staples, Inc.                                            8,000        251,440
                                                                 ------------
                                                                      666,800
                                                                 ------------
TOTAL COMMON STOCKS
(Cost $8,306,086)                                                   8,624,590
                                                                 ------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                     ---------

VARIABLE RATE
DEMAND NOTE - 7.17%
U.S. Bancorp, 2.60%                                   $636,000        636,000
                                                                 ------------
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $636,000)                                                       636,000
                                                                 ------------
TOTAL INVESTMENTS - 104.39%
(Cost $8,942,086)                                                   9,260,590
LIABILITIES LESS OTHER ASSETS - (4.39)%                             (389,032)
                                                                 ------------
NET ASSETS - 100.00%
(961,049 shares outstanding)                                       $8,871,558
                                                                 ============
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                              $9.23
                                                                 ============
*Non-income producing security

                             [BRAMWELL FUNDS LOGO]

                               BOARD OF DIRECTORS

                           ELIZABETH R. BRAMWELL, CFA
               President, Chief Investment and Financial Officer
                            The Bramwell Funds, Inc.

                               THEODORE J. COBURN
                                   President
                                  Coburn Group

                               DARLENE T. DEREMER
                                    Partner
                              Grail Partners, LLC

                                GEORGE F. KEANE
                               President Emeritus
                                The Common Fund

                                JAMES C. SARGENT
                              Former Commissioner
                        Securities & Exchange Commission

                             MARTHA R. SEGER, PH.D.
                                Former Governor
                             Federal Reserve Board

                             [BRAMWELL FUNDS LOGO]
                         1-800-BRAMCAP (1-800-272-6227)
                             WWW.BRAMWELLFUNDS.COM

                                    OFFICERS
                           ELIZABETH R. BRAMWELL, CFA
                          President, Chief Investment
                             and Financial Officer

                               DONALD G. ALLISON
                           Chief Compliance Officer,
                            Secretary and Treasurer

                              MARGARET A. BANCROFT
                              Assistant Secretary

                               INVESTMENT ADVISER
                       Bramwell Capital Management, Inc.

                                 ADMINISTRATOR
                            UMB Fund Services, Inc.

                                    COUNSEL
                                  Dechert LLP

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP

                                   CUSTODIAN
                            U.S. Bank Trust Services
                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. Bancorp Fund Services, LLC


--------------------------------------------------------------------------------
This financial statement is submitted for the general information of the shareholders of the Bramwell Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                                                     BR-412-0305